UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

(Amendment No. )

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 16, 2015

Date of Report (Date of earliest event reported)

SPEED COMMERCE, INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-22982	41-1704319
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1303 E. Arapaho Road, Suite 200 Richardson, TX 75081
(Address of principal executive offices) (Zip Code)

(866) 377-3331

(Registrant’s telephone number, including area code)

_______________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 16, 2015, we entered into subscription agreements with investors (the “Subscription Agreements”) for the sale of 13,035,713 shares of our common stock, Series A Warrants to purchase up to 7,776,784 shares of our common stock and Series B Warrants to purchase up to 2,000,000 shares of our common stock. Each share of our common stock is being sold together with 0.597 of a Series A Warrant to purchase one share of our common stock at an exercise price of $0.56 per share and 0.153 of a Series B Warrant to purchase one share of our common stock at an exercise price of $0.56 per share. The securities are being sold at a price of $0.56 per share and related Series A Warrant and Series B Warrant. The Series A Warrants will be exercisable on the one-year anniversary of the date of issuance, subject to our right, exercisable within 90 days of the issuance date, to reduce the number of shares of our common stock available for exercise of the Series A Warrants to the extent needed to sell additional securities in a public or private offering for cash, and will expire on the fifth anniversary of the date they first become exercisable. The Series B Warrants will be exercisable beginning on the later of (i) one year and one day from the date of issuance and (ii) the date our shareholders approve an increase in the number of our authorized shares of common stock in an amount sufficient to permit the exercise in full of the warrants, and will expire on the fifth anniversary of the date they first become exercisable. The shares of common stock, the Series A Warrants and the Series B Warrants are immediately separable and will be issued separately, but will be purchased together in this offering. We do not have a sufficient number of authorized shares of our common stock to permit the exercise in full of all of the Series A Warrants and the Series B Warrants. We are required to call a shareholders meeting within 135 days of closing to increase the number of shares of our common stock we are authorized to issue. In the event that we are unable to effect an increase in our authorized shares of common stock by October 21, 2015, the investors will have certain rights to require us to repurchase the unexercisable portion of their Series A Warrants and the Series B Warrants based on the Black Scholes value thereof as calculated pursuant to a formula contained in the Series A Warrants and the Series B Warrants. We are not registering the shares of our common stock issuable upon exercise of the Series B Warrants.

Roth Capital Partners, LLC (“Roth”) has acted as the exclusive placement agent in this offering pursuant to the terms of a placement agent agreement, dated April 16, 2015 (the “Placement Agent Agreement”). Pursuant to the Placement Agent Agreement, we have agreed to pay Roth a placement agent fee equal to 6.5% of the gross proceeds of the offering and to reimburse Roth for its out-of-pocket expenses incurred in connection with the offering in an aggregate amount not to exceed $50,000.

The offering of the shares and warrants is being made pursuant to a prospectus supplement dated April 16, 2015 and an accompanying prospectus dated February 6, 2015, pursuant to our shelf registration statement on Form S-3 that became effective on February 6, 2015 (File No. 333-201266). The offering is expected to close on or about April 21, 2015, subject to the satisfaction of customary closing conditions contained in the subscription agreement. The subscription agreement contains customary representations, warranties, and agreements by us, and customary conditions to closing.  The placement agent agreement contains customary indemnification obligations of our company and Roth, including for liabilities under the Securities Act of 1933, as amended, and other obligations of the parties. The representations, warranties and covenants contained in the Placement Agent Agreement and the Subscription Agreements were made only for purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreement, may be subject to limitations agreed upon by the contracting parties, and should not be relied upon by anyone other than the parties thereto.

Copies of the form of Series A Warrant, form of Series B Warrant, form of Subscription Agreement and the Placement Agent Agreement are attached as Exhibits 4.1, 4.2, 10.1 and 10.2, respectively, and are incorporated herein by reference. The foregoing descriptions of the form of Series A Warrant, form of Series B Warrant, form of Subscription Agreement and the Placement Agent Agreement are not complete and are qualified in their entirety by reference to Exhibits 4.1, 4.2, 10.1 and Exhibit 10.2. The prospectus supplement relating to the offering of the shares and warrants will be filed with the Securities and Exchange Commission. A copy of the opinion of Winthrop & Weinstine, P.A. relating to the validity of the issuance and sale of the shares and the warrants in the offering is attached as Exhibit 5.1 hereto.

A copy of the press release announcing the offering is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On April 16, 2015, the Company issued a press release entitled, “Speed Commerce Announces Exploration of Strategic Alternatives” which is attached as Exhibit 99.2 and incorporated herein.

The information in this Item 7.01 and the document attached as Exhibit 99.2 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), nor otherwise subject to the liabilities of that section, nor incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statement

Certain statements contained in this presentation may qualify as “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical fact should be considered forward-looking statements made in good faith and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Words such as “anticipate”, “believe”, “expect”, “estimate”, “forecast”, “goal”, “intend”, “objective”, “plan”, “project”, “seek”, “strategy” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements. These risks and uncertainties include, but are not limited to, the following:

●	our service fee revenue and gross margin is dependent upon our clients’ business and transaction volumes and our costs;

●	we may incur significant expenditures to expand our business which may reduce our ability to achieve or maintain profitability;

●	technological developments, particularly software as a service application, electronic transfer and downloading could adversely impact sales, margins and results of operations;

●	our restructuring and integration efforts may have unpredictable outcomes, including the possibility of us incurring additional restructuring charges;

●	the seasonality and variability in our business and decreased sales could adversely affect our results of operations;

●	the divestiture of our distribution business could result in post-transaction payments and adjustments;

●	our ability to meet our significant working capital requirements or if working capital requirements change significantly;

●	our service fee revenue and gross margin are dependent upon transaction volume, which volume may differ from our projections;

●	certain of our contracts are terminable at will or contain penalty provisions;

●	we may incur financial penalties if we fail to meet contractual service levels under client service agreements;

●	the expected benefits of our acquisitions may not be realized, and the indemnification obligations owed to us in connection with transactions may be insufficiently supported;

●	future acquisitions or divestitures could disrupt business, including the potential failure of successfully integrating future-acquired companies;

●	our ability to use net operating loss carryforwards to reduce future tax payments may be limited; and

●	our e-commerce business has inherent cybersecurity risks that may disrupt our business.

These cautionary statements should not be construed by you to be exhaustive. While the Company believes these forward-looking statements to be reasonable, there can be no assurance that they will approximate actual experience. Further, the Company undertakes no obligation to update or revise any of its forward-looking statements, whether as a result of new information, future events or otherwise. For a full discussion of the risk factors which could affect future performance, please reference the Company’s Form 10-K for the year ended March 31, 2014.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of Series A Warrant

4.2	Form of Series B Warrant

5.1	Opinion of Winthrop & Weinstine, P.A.

10.1	Form of Subscription Agreement dated April 16, 2015, between Speed Commerce, Inc. and the investors name therein

10.2	Placement Agent Agreement dated April 16, 2015 between Speed Commerce, Inc. and Roth Capital Partners, LLC

99.1	Press Release Announcing Registered Direct Offering dated April 16, 2015

99.2	Press Release Announcing Exploration of Strategic Alternatives dated April 16, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2015	SPEED COMMERCE, INC.

	By:	/s/ Ryan F. Urness
	Name:	Ryan F. Urness
	Title:	Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Series A Warrant

4.2	Form of Series B Warrant

5.1	Opinion of Winthrop & Weinstine, P.A.

10.1	Form of Subscription Agreement dated April 16, 2015, between Speed Commerce, Inc. and the investors name therein

10.2	Placement Agent Agreement dated April 16, 2015 between Speed Commerce, Inc. and Roth Capital Partners, LLC

99.1	Press Release Announcing Registered Direct Offering dated April 16, 2015

99.2	Press Release Announcing Exploration of Strategic Alternatives dated April 16, 2015